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                                                                    EXHIBIT 23.5



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the use of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and Subsidiaries (the "Company") for the year ended December 31, 1994, and the incorporation by reference thereof into the Company's Registration Statement on Form S-8, to which this consent is an exhibit.





                                          NETHERLAND, SEWELL & ASSOCIATES, INC.
                                          PETROLEUM ENGINEERS

                                          By  /s/  CLARENCE M. NETHERLAND
                                                   Clarence M. Netherland
                                                         Chairman

Houston, Texas
November 1, 1995